                                                                    EXHIBIT 23.4



                              ACCOUNTANTS' CONSENT



The Board of Directors



CapStar Hotel Company:



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                          King Griffin & Adamson P.C.



Dallas, Texas



September 10, 1997